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                                                                   Exhibit 10.17
                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT

      This Amendment No. 2 (the "Amendment") to the Employment Agreement (the "Agreement"), dated as of July 10, 2000, entered between John G. Raos, residing at 16 Castle Hill Way, Stuart, Florida 34996 ("Executive"), and Precision Partners, Inc., a Delaware corporation (the "Company"), is entered into as of March 22, 2001. Capitalized terms used but not defined herein will have the meanings assigned to them in the Agreement.

                                    RECITALS

      A. The Executive is currently the President and Chief Executive Officer of the Company and Precision Partners Holding Company, a Delaware corporation ("PPHC", and together with the Company collectively, "Precision"), and a member of the Board of Directors of Precision.

      B. Each of Executive and Precision desires to amend the Agreement as follows.

      Accordingly, the parties hereby agree as follows:

      Section 1. AMENDMENTS. The Agreement is hereby amended as set forth below:

            (a) Section 1.5(a)(i) is amended by replacing the third sentence, which begins on line eleven thereof, in its entirety with "The remaining 50% of Executive's options (the "Performance-based Options") will vest on the seventh
(7th) anniversary of the Effective Date. Notwithstanding the foregoing, the Performance-Based Options shall accelerate and become exercisable pro rata over a four-year time period based upon Precision's meeting certain financial goals, as determined in advance by the Company's Board in consultation with Executive, to the extent of (i) 12.5% for the period commencing on the Effective Date through and including December 31, 2000 upon the reasonably prompt determination by the Company of Precision's financial performance for such period, (ii) 25% for the period commencing on January 1, 2001 through and including December 31, 2001 upon the reasonably prompt determination by the Company of Precision's financial performance for such period, (iii) 25% for the period commencing on January 1, 2002 through and including December 31, 2002 upon the reasonably prompt determination by the Company of Precision's financial performance for such period, (iv) 25% for the period commencing on January 1, 2003 through and including December 31, 2003 upon the reasonably prompt determination by the Company of Precision's financial performance for such period, and (v) 12.5% for the period commencing on January 1, 2004 through and including June 30, 2004 upon the reasonably prompt determination by the Company of Precision's financial performance for such period. Except as set forth in the preceding sentence, such Performance-Based Options will not be subject to accelerated vesting."

            (b) Section 1.5(a)(ii) is amended by replacing the words "time-based" in line five thereof with the words "Time-Based Options" and by replacing the words "performance-based" in line six thereof with "Performance-Based Options, subject to the vesting provisions of Section 1.5(a)(i)".

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Section 2. EFFECTIVENESS. This Amendment will be deemed effective as of March
22, 2001.

Section 3. COUNTERPARTS. This Amendment may be executed in separate original or facsimile counterparts, each of which will be deemed to be an original instrument and all of which taken together will constitute a single instrument.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       PRECISION PARTNERS, INC.



                                       By /s/ Frank R. Reilly
                                         ------------------------------------
                                          Frank R. Reilly
                                          Executive Vice President and
                                          Chief Financial Officer




                                       EXECUTIVE


                                       /s/ Jonn G. Raos
                                       ---------------------------------------
                                       John G. Raos